                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, in the Company's previously filed Registration Statement File Nos. 333-81843, 333-63631, 333-50699, 333-18937, 333-63499, 333-88193, 333-75031, 333-93065, 333-70795,
333-83131 and 333-96101.

                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -------------------------------
                                                         ARTHUR ANDERSEN LLP

Tampa, Florida
March 19, 2001